UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21923
Oppenheimer Transition 2020 Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end:  February 28
Date of reporting period:  02/28/2009

Item 1.  Reports to Stockholders.

February 28, 2009

Oppenheimer

# Transition 2020 Fund

Management Commentaries and Annual Report

## MANAGEMENT COMMENTARIES

Market Recap and Outlook

Listing of Top Holdings

## ANNUAL REPORT

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®
The Right Way to Invest

February 28, 2009 Oppenheimer Management Transition 2020 Commentaries and Fund Annual Report MANAGEMENT COMMENTARIES Market Recap and Outlook Listing of Top Holdings ANNUAL REPORT Fund Performance Discussion Listing of Investments Financial Statements

TOP HOLDINGS AND ALLOCATIONS
Asset Class Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of February 28, 2009, and are based on the total market value of investments.
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FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended February 28, 2009, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management Discussion of Fund Performance. For its fiscal year ended February 28, 2009, the Fund’s Class A shares (without sales charge) returned –46.89% and underperformed its equity benchmark, the S&P 500 Index, which returned –43.29%, as well as its fixed-income benchmark, the Barclays Capital Aggregate Bond Index, which returned 2.06%. We attribute the Fund’s underperformance to weak performance of a number of the underlying funds during the reporting period, in what was a turbulent and difficult market for both the equity and fixed-income underlying funds.
     The Fund’s largest holding at period end, Oppenheimer Value Fund’s Class Y shares, returned –43.82% during the reporting period. The underlying fund outperformed the Russell 1000 Value Index, which returned –47.35%. It outperformed its benchmark in the financials, health care, industrials, materials and utilities sectors, while underperforming in the energy, consumer discretionary, consumer staples and telecommunication services sectors. The energy sector was the area of largest underperformance versus the index, as the underlying fund was underweight some of the largest energy stocks, which had better relative performance.
     Another large holding of the Fund at period end, Oppenheimer Capital Appreciation Fund’s Class Y shares, returned –44.67% during the reporting period and underperformed its benchmark, the Russell 1000 Growth Index, which returned –40.03%. The underlying fund’s most disappointing relative returns stemmed from its holdings in the consumer discretionary and consumer staples sectors. Consumer stocks presented difficulties for the underlying fund as overextended consumers grappled to keep pace with rising energy, gas and food costs. Those concerns were further intensified by continued massive job layoffs. Several of the underlying fund’s largest holdings in consumer discretionary, in particular, were hard-hit. Financial stocks continued to falter in the wake of the U.S. sub-prime mortgage market debacle, the subsequent global credit crisis and stock market downturns. The underlying fund was overweight financials during the reporting period, which hurt relative results.
     Oppenheimer Small- & Mid- Cap Value Fund’s Class Y shares, another large holding of the Fund at period end, returned –51.01% during the reporting period. The underlying fund underperformed the Russell 2500 Value index, which returned –43.69%. The under-performance versus the benchmark was mostly due to poor stock selection in the financials sector. During the reporting period, the underlying fund’s holdings in insurance stocks and Real Estate Investment Trusts (REITs) experienced sharp declines. The underlying fund also had poor stock selection on a relative basis during the reporting period in the
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FUND PERFORMANCE DISCUSSION
health care sector, particularly in the health care providers and services subsector and also in the industrials sector. The underlying fund fared better versus its benchmark in the materials, consumer staples and consumer discretionary sectors.
     The Fund had allocations of approximately 10.5% to Oppenheimer Core Bond Fund and Oppenheimer International Growth Fund. Oppenheimer Core Bond Fund’s Class Y shares substantially underperformed its fixed-income benchmark with a return of –41.41% during the reporting period. An unprecedented and unanticipated widening of credit spreads of mortgage-backed securities over Treasury securities, which accelerated during the month of November 2008, had a negative impact on the underlying fund’s positions in total return swaps in the commercial mortgage-backed securities (CMBS) sector. Second, the historical correlation between highly rated securities and Treasuries and investor behavior in past economic crises did not occur in this one. Accordingly, amidst the difficult financial conditions, in a flight to quality, investors flocked to U.S. Treasury securities and not to highly-rated non-Treasury securities, such as the ones the underlying fund held, which also contributed to the poor performance. Third, liquidity virtually disappeared as the markets in mortgage-related instruments effectively shut down. Rather than continuing to expand their positions, traditional financial intermediaries began aggressively shrinking their balance sheets, severely limiting the ability of the underlying fund’s portfolio team to either scale back or hedge away portfolio holdings that detracted from performance, which had a negative impact. These events contributed to the significant decline in the underlying fund’s net asset value during the period (and especially in the fourth quarter). The underlying fund’s performance was also hurt by credit default swaps it had entered into in various sectors (such as the financial and auto-related sectors), as well as certain investments in high-yield debt of auto-related companies and auto-financing entities. Within the challenging constraints of the limited liquidity in the market, the portfolio managers of Oppenheimer Core Bond Fund have since moved to adjust the positions in total return swaps in the CMBS sector.
     Oppenheimer International Growth Fund’s Class Y shares returned –45.44% during the reporting period, outperforming the MSCI EAFE Index’s return of –50.22%. The underlying fund’s strongest performance versus its benchmark was in information technology, where it was substantially overweight and had much better stock selection. It was also helped by relatively low weights in financial stocks, which were at the epicenter of the stock market rout. The underlying fund has been perennially underweight in banks, finding them inherently difficult to analyze with a high level of confidence. The underlying fund underperformed its benchmark primarily in the utilities and consumer staples sectors.
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     The Fund also had allocations of approximately 10% to Oppenheimer Main Street Fund and Oppenheimer MidCap Fund. Oppenheimer Main Street Fund’s Class Y shares had a difficult reporting period with a return of –43.35%, in line with the S&P 500 Index’s –43.29%. Over the course of the reporting period, the underlying fund gradually began to reduce its average market capitalization toward the smaller end of the spectrum. This shift helped support the underlying fund’s relative performance in the second quarter of 2008, but detracted later in the reporting period as the financial crisis intensified. Poor stock selection in the consumer discretionary sector as well as underweight exposure to the traditionally defensive health care and consumer staples sectors also hampered results. In contrast, by the summer of 2008, the underlying fund held few of the major securities at the epicenter of the financial crisis, and mitigated losses by selling its position in firms such as Lehman Brothers before it declared bankruptcy in September 2008. This decision accounted for a significant boon to relative performance in the financials sector versus the benchmark.
     Oppenheimer MidCap Fund’s Class Y shares returned –49.38% during the reporting period, compared to the S&P Midcap 400 Index’s return of –42%. The bulk of the underlying fund’s underperformance occurred in the consumer discretionary, consumer staples and health care sectors, where the underlying fund had very poor stock selection. The underlying fund outperformed in the energy, information technology materials and utilities sectors, but it was not enough to offset the underperformance particularly in the consumer discretionary sector.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until February 28, 2009. Performance is measured from the inception of the Classes on December 15, 2006. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance does not guarantee future results.
     The Fund’s performance is compared to the performance of the S&P 500 Index and the Barclays Capital Aggregate Bond Index. The S&P 500 Index is an unmanaged index of equity securities that is a measure of the general domestic stock market. The Barclays Capital Aggregate Bond Index (formerly known as the “Lehman Brothers Aggregate Bond Index”) is an unmanaged, broad-based index of investment grade corporate debt. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.
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FUND PERFORMANCE DISCUSSION
Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class A Shares with Sales Charge of the Fund at 2/28/09
1-Year –49.95% Since Inception (12/15/06) –26.91%
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Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class B Shares with Sales Charge of the Fund at 2/28/09
1-Year –49.97% Since Inception (12/15/06) –26.53%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 3% (since inception); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. See page 17 for further information.
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FUND PERFORMANCE DISCUSSION
Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class C Shares with Sales Charge of the Fund at 2/28/09
1-Year –47.80% Since Inception (12/15/06) –25.48%
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Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class N Shares with Sales Charge of the Fund at 2/28/09
1-Year –47.39% Since Inception (12/15/06) –25.01%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 3% (since inception); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. See page 17 for further information.
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FUND PERFORMANCE DISCUSSION
Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class Y Shares of the Fund at 2/28/09
1-Year –46.59% Since Inception (12/15/06) –24.62%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 3% (since inception); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. See page 17 for further information.
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NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, and other charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 12/15/06. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 12/15/06. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 12/15/06. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 12/15/06. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 12/15/06. Class Y shares are offered only to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
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FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended February 28, 2009.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of
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the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	September 1, 2008	February 28, 2009	February 28, 2009

Class A	$1,000.00	$549.10	$3.31
Class B	1,000.00	546.70	7.25
Class C	1,000.00	546.90	6.75
Class N	1,000.00	549.30	3.89
Class Y	1,000.00	551.60	1.31

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.53	4.32
Class B	1,000.00	1,015.47	9.44
Class C	1,000.00	1,016.12	8.79
Class N	1,000.00	1,019.79	5.07
Class Y	1,000.00	1,023.11	1.71
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended February 28, 2009 are as follows:

Class	Expense Ratios

Class A	0.86%
Class B	1.88
Class C	1.75
Class N	1.01
Class Y	0.34
The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund’s Manager, Transfer Agent and Distributor that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
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STATEMENT OF INVESTMENTS February 28, 2009

	Shares	Value

Investment Companies—99.9%[1]
Alternative Investment Fund—3.8%
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	409,949	$1,078,165
Fixed Income Fund—10.7%
Oppenheimer Core Bond Fund, Cl. Y	579,556	3,089,032
Global Equity Funds—15.1%
Oppenheimer International Growth Fund, Cl. Y	197,989	3,031,208
Oppenheimer Quest International Value Fund, Inc., Cl. Y	158,869	1,328,142

		4,359,350
Money Market Fund—0.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.82%[2]	85,878	85,878
U.S. Equity Funds—70.0%
Oppenheimer Capital Appreciation Fund, Cl. Y3	170,294	4,448,076
Oppenheimer Main Street Fund, Cl. Y	162,623	2,966,236
Oppenheimer MidCap Fund, Cl. Y3	294,371	2,761,201
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y	249,252	4,110,162
Oppenheimer Value Fund, Cl. Y	460,767	5,907,030

		20,192,705

Total Investments, at Value (Cost $46,932,541)	99.9%	28,805,130
Other Assets Net of Liabilities	0.1	37,530

Net Assets	100.0%	$28,842,660

Footnotes to Statement of Investments

1.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 28, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares			Shares
	February 29,	Gross	Gross	February 28,
	2008	Additions	Reductions	2009

Oppenheimer Capital Appreciation Fund, Cl. Y	52,994	131,834	14,534	170,294
Oppenheimer Commodity Strategy
Total Return Fund, Cl. Y	134,076	314,647	38,774	409,949
Oppenheimer Core Bond Fund, Cl. Y	180,129	445,693	46,266	579,556
Oppenheimer Institutional Money Market Fund, Cl. E	698,973	19,845,388	20,458,483	85,878
Oppenheimer International Growth Fund, Cl. Y	59,676	154,737	16,424	197,989
Oppenheimer Main Street Fund, Cl. Y	48,875	126,976	13,228	162,623
Oppenheimer MidCap Fund, Cl. Y	87,179	233,638	26,446	294,371
Oppenheimer Quest International Value Fund, Inc., Cl. A	42,139	96,840	138,979	—
Oppenheimer Quest International Value Fund, Inc., Cl. Y	—	168,783	9,914	158,869
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y	72,665	199,171	22,584	249,252
Oppenheimer Value Fund, Cl. Y	136,720	362,489	38,442	460,767
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STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

			Realized
	Value	Income	Loss

Oppenheimer Capital Appreciation Fund, Cl. Y	$4,448,076	$—	$309,478
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	1,078,165	104,886	248,314
Oppenheimer Core Bond Fund, Cl. Y	3,089,032	48,420	127,022
Oppenheimer Institutional Money Market Fund, Cl. E	85,878	3,079	—
Oppenheimer International Growth Fund, Cl. Y	3,031,208	59,941	203,638
Oppenheimer Main Street Fund, Cl. Y	2,966,236	74,382	264,891
Oppenheimer MidCap Fund, Cl. Y	2,761,201	—	248,182
Oppenheimer Quest International Value Fund, Inc., Cl. A	—	—	980,599
Oppenheimer Quest International Value Fund, Inc., Cl. Y	1,328,142	55,419	5,879
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y	4,110,162	—	476,709
Oppenheimer Value Fund, Cl. Y	5,907,030	146,512	510,462

	$28,805,130	492,639	$3,375,174

Tax Return of Capital[a]		(14,703)

		$477,936

a.	During the Fund’s current fiscal year, a portion of the calendar year 2008 distributions it received from the Class Y shares of Oppenheimer Core Bond Fund was determined to be tax return of capital distributions. The character of this distribution was determined in accordance with income tax regulations and is based on the calendar year, which differs from the Fund’s fiscal year. The negative amount disclosed was originally estimated as income in the Fund’s prior fiscal year and has been reclassified as a tax return of capital in the current fiscal year.

2.	Rate shown is the 7-day yield as of February 28, 2009.

3.	Non-income producing security.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1—quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2) Level 2—inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3—unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The market value of the Fund’s investments was determined based on the following inputs as of February 28, 2009:

	Investments in	Other Financial
Valuation Description	Securities	Instruments*

Level 1—Quoted Prices	$28,805,130	$—
Level 2—Other Significant Observable Inputs	—	—
Level 3—Significant Unobservable Inputs	—	—

Total	$28,805,130	$—

*	Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
See accompanying Notes to Financial Statements.
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STATEMENT OF ASSETS AND LIABILITIES February 28, 2009

Assets
Investments, at value—affiliated companies (cost $46,932,541)—see accompanying statement of investments	$28,805,130
Cash	591
Receivables and other assets:
Shares of beneficial interest sold	220,061
Investment sold	61,373
Dividends	23,351
Other	5,086

Total assets	29,115,592

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	182,031
Legal, auditing and other professional fees	28,032
Investments purchased	24,155
Shareholder communications	17,492
Distribution and service plan fees	11,816
Transfer and shareholder servicing agent fees	7,291
Trustees’ compensation	544
Other	1,571

Total liabilities	272,932

Net Assets	$28,842,660

Composition of Net Assets
Par value of shares of beneficial interest	$5,633
Additional paid-in capital	50,354,521
Accumulated net investment income	65,685
Accumulated net realized loss on investments	(3,455,768)
Net unrealized depreciation on investments	(18,127,411)

Net Assets	$28,842,660

F3 | OPPENHEIMER TRANSITION 2020 FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $13,814,456 and 2,690,555 shares of beneficial interest outstanding)	$5.13
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$5.44
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,491,327 and 489,309 shares of beneficial interest outstanding)	$5.09
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $5,919,419 and 1,162,472 shares of beneficial interest outstanding)	$5.09
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $6,483,796 and 1,264,951 shares of beneficial interest outstanding)	$5.13
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $133,662 and 25,927 shares of beneficial interest outstanding)	$5.16
See accompanying Notes to Financial Statements.
F4 | OPPENHEIMER TRANSITION 2020 FUND

STATEMENT OF OPERATIONS For the Year Ended February 28, 2009

Investment Income
Dividends from affiliated companies	$477,936
Interest	503
Other Income	288

Total investment income	478,727

Expenses
Distribution and service plan fees:
Class A	32,720
Class B	31,303
Class C	53,493
Class N	29,944
Transfer and shareholder servicing agent fees:
Class A	33,175
Class B	8,301
Class C	15,716
Class N	12,601
Class Y	130
Shareholder communications:
Class A	11,040
Class B	5,754
Class C	8,168
Class N	2,777
Class Y	64
Legal, auditing and other professional fees	33,785
Trustees’ compensation	781
Custodian fees and expenses	164
Other	6,722

Total expenses	286,638
Less reduction to custodian expenses	(131)
Less waivers and reimbursements of expenses	(1,678)

Net expenses	284,829

Net Investment Income	193,898

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from affiliated companies	(3,375,174)
Distributions received from affiliated companies	2,158

Net realized loss	(3,373,016)
Net change in unrealized depreciation on investments	(16,616,490)

Net Decrease in Net Assets Resulting from Operations	$(19,795,608)

See accompanying Notes to Financial Statements.
F5 | OPPENHEIMER TRANSITION 2020 FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	February 28,	February 29,
	2009	2008

Operations
Net investment income	$193,898	$121,752
Net realized gain (loss)	(3,373,016)	304,828
Net change in unrealized depreciation	(16,616,490)	(1,529,316)

Net decrease in net assets resulting from operations	(19,795,608)	(1,102,736)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(85,711)	(177,172)
Class B	—	(50,759)
Class C	(2,530)	(51,853)
Class N	(40,043)	(33,855)
Class Y	(1,265)	(3,593)

	(129,549)	(317,232)
Distributions from net realized gain:
Class A	(74,641)	(579)
Class B	(14,365)	(202)
Class C	(32,865)	(195)
Class N	(38,417)	(122)
Class Y	(734)	(12)

	(161,022)	(1,110)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	14,548,077	7,667,115
Class B	1,600,894	2,952,585
Class C	7,054,451	3,122,214
Class N	8,689,530	2,839,188
Class Y	99,443	168,602

	31,992,395	16,749,704

Net Assets
Total increase	11,906,216	15,328,626
Beginning of period	16,936,444	1,607,818

End of period (including accumulated net investment income (loss) of $65,685 and $(13), respectively)	$28,842,660	$16,936,444

See accompanying Notes to Financial Statements.
F6 | OPPENHEIMER TRANSITION 2020 FUND

FINANCIAL HIGHLIGHTS

	February 28,	February 29,	February 28,
Class A Year Ended	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$9.77	$10.17	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	.07	.15	—[3]
Net realized and unrealized gain (loss)	(4.64)	(.28)	.17

Total from investment operations	(4.57)	(.13)	.17

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.04)	(.27)	—
Distributions from net realized gain	(.03)	— [3]	—

Total dividends and/or distributions to shareholders	(.07)	(.27)	—

Net asset value, end of period	$5.13	$9.77	$10.17

Total Return, at Net Asset Value[4]	(46.89)%	(1.51)%	1.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,815	$8,366	$1,391

Average net assets (in thousands)	$13,132	$5,166	$1,191

Ratios to average net assets:[5]
Net investment income (loss)	0.90%	1.46%	(0.09)%
Total expenses[6]	0.73%	1.15%	7.92%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.73%	0.76%	0.84%

Portfolio turnover rate	16%	26%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2009	1.38%
Year Ended February 29, 2008	1.79%
Period Ended February 28, 2007	8.58%

7.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
F7 | OPPENHEIMER TRANSITION 2020 FUND

FINANCIAL HIGHLIGHTS Continued

	February 28,	February 29,	February 28,
Class B Year Ended	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$9.72	$10.16	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	(.02)	.08	(.02)
Net realized and unrealized gain (loss)	(4.58)	(.30)	.18

Total from investment operations	(4.60)	(.22)	.16

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.22)	—
Distributions from net realized gain	(.03)	— [3]	—

Total dividends and/or distributions to shareholders	(.03)	(.22)	—

Net asset value, end of period	$5.09	$9.72	$10.16

Total Return, at Net Asset Value[4]	(47.35)%	(2.34)%	1.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,491	$2,900	$199

Average net assets (in thousands)	$3,140	$1,463	$77

Ratios to average net assets:[5]
Net investment income (loss)	(0.20)%	0.79%	(0.96)%
Total expenses[6]	1.59%	1.94%	27.83%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.58%	1.60%	1.57%

Portfolio turnover rate	16%	26%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2009	2.24%
Year Ended February 29, 2008	2.58%
Period Ended February 28, 2007	28.49%

7.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
F8 | OPPENHEIMER TRANSITION 2020 FUND

	February 28,	February 29,	February 28,
Class C Year Ended	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$9.71	$10.16	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	.01	.21	(.02)
Net realized and unrealized gain (loss)	(4.60)	(.43)	.18

Total from investment operations	(4.59)	(.22)	.16

Dividends and/or distributions to shareholders:
Dividends from net investment income	— [3]	(.23)	—
Distributions from net realized gain	(.03)	— [3]	—

Total dividends and/or distributions to shareholders	(.03)	(.23)	—

Net asset value, end of period	$5.09	$9.71	$10.16

Total Return, at Net Asset Value[4]	(47.28)%	(2.33)%	1.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,919	$2,843	$1

Average net assets (in thousands)	$5,370	$1,088	$1

Ratios to average net assets:[5]
Net investment income (loss)	0.18%	2.03%	(0.89)%
Total expenses[6]	1.59%	1.85%	67.57%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.58%	1.52%	1.57%

Portfolio turnover rate	16%	26%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2009	2.24%
Year Ended February 29, 2008	2.49%
Period Ended February 28, 2007	68.23%

7.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
F9 | OPPENHEIMER TRANSITION 2020 FUND

FINANCIAL HIGHLIGHTS Continued

	February 28,	February 29,	February 28,
Class N Year Ended	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$9.76	$10.16	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	.08	.13	(.01)
Net realized and unrealized gain (loss)	(4.65)	(.29)	.17

Total from investment operations	(4.57)	(.16)	.16

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.03)	(.24)	—
Distributions from net realized gain	(.03)	— [3]	—

Total dividends and/or distributions to shareholders	(.06)	(.24)	—

Net asset value, end of period	$5.13	$9.76	$10.16

Total Return, at Net Asset Value[4]	(46.87)%	(1.74)%	1.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,484	$2,665	$10

Average net assets (in thousands)	$6,019	$869	$2

Ratios to average net assets:[5]
Net investment income (loss)	1.17%	1.22%	(0.41)%
Total expenses[6]	0.91%	1.05%	70.58%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.90%	1.03%	1.08%

Portfolio turnover rate	16%	26%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2009	1.56%
Year Ended February 29, 2008	1.69%
Period Ended February 28, 2007	71.24%

7.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
F10 | OPPENHEIMER TRANSITION 2020 FUND

	February 28,	February 29,	February 28,
Class Y Year Ended	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$9.80	$10.17	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	.08	.21	— [3]
Net realized and unrealized gain (loss)	(4.64)	(.32)	.17

Total from investment operations	(4.56)	(.11)	.17

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.05)	(.26)	—
Distributions from net realized gain	(.03)	— [3]	—

Total dividends and/or distributions to shareholders	(.08)	(.26)	—

Net asset value, end of period	$5.16	$9.80	$10.17

Total Return, at Net Asset Value[4]	(46.59)%	(1.23)%	1.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$134	$162	$7

Average net assets (in thousands)	$193	$94	$2

Ratios to average net assets:[5]
Net investment income	0.98%	1.96%	0.09%
Total expenses[6]	0.24%	0.58%	86.01%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.24%	0.51%	0.55%

Portfolio turnover rate	16%	26%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2009	0.89%
Year Ended February 29, 2008	1.22%
Period Ended February 28, 2007	86.67%

7.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
F11 | OPPENHEIMER TRANSITION 2020 FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Transition 2020 Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek total return until the target retirement date included in its name and then seek income and secondarily capital growth. The Fund is a special type of mutual fund known as a “fund of funds” because it invests in other mutual funds. The Fund normally invests in a portfolio consisting of a target weighted allocation in Class Y shares of other Oppenheimer funds (the “Underlying Funds”). The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.
     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical assets or liabilities are classified as “Level 1”, inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing assets
F12 | OPPENHEIMER TRANSITION 2020 FUND

and liabilities are not necessarily an indication of the risks associated with investing in those assets or liabilities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.
     To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations. In the absence of a readily available quoted market price, including for assets whose values have been materially affected by what the Manager identifies as a significant event occurring before the Underlying Fund’s assets are valued but after the close of their respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that Underlying Fund’s assets using consistently applied procedures under the supervision of the Board of Trustees. The methodologies used for valuing assets are not necessarily an indication of the risks associated with investing in those Underlying Funds.
     The Underlying Funds’ investments are classified as Level 1, Level 2 or Level 3 based on the inputs used in determining their value. Investments held by the Underlying Funds are typically classified as Level 1 or Level 2.
     Fair valued assets may be classified as “Level 3” if the valuation primarily reflects the Manager’s own assumptions about the inputs that market participants would use in valuing such securities.
     There have been no significant changes to the fair valuation methodologies during the period.
Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. Prior to August 1, 2008, the Manager waived fees and/or reimbursed Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
F13 | OPPENHEIMER TRANSITION 2020 FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

			Net Unrealized
			Depreciation
			Based on Cost of
			Securities and Other
Undistributed Net	Undistributed	Accumulated Loss	Investments for Federal
Investment Income	Long-Term Gain	Carryforward[1,2,3,4]	Income Tax Purposes

$66,122	$—	$1,240,730	$20,342,450

1.	As of February 28, 2009, the Fund had $201,118 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of February 28, 2009, details of the capital loss carryforward(s) were as follows:

Expiring

2017	$201,118

2.	As of February 28, 2009, the Fund had $1,039,612 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2018.

3.	During the fiscal year ended February 28, 2009, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended February 29, 2008, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
F14 | OPPENHEIMER TRANSITION 2020 FUND

Accordingly, the following amounts have been reclassified for February 28, 2009. Net assets of the Fund were unaffected by the reclassifications.

Increase
Increase to	to Accumulated
Accumulated Net	Net Realized
Investment	Loss on
Income	Investments

$1,349	$1,349
The tax character of distributions paid during the years ended February 28, 2009 and February 29, 2008 was as follows:

	Year Ended	Year Ended
	February 28, 2009	February 29, 2008

Distributions paid from:
Ordinary income	$129,549	$318,342
Long-term capital gain	161,022	—

Total	$290,571	$318,342

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 28, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$49,147,580

Gross unrealized appreciation	$235,460
Gross unrealized depreciation	(20,577,910)

Net unrealized depreciation	$(20,342,450)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended February 28, 2009, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$345
Payments Made to Retired Trustees	27
Accumulated Liability as of February 28, 2009	318
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation
F15 | OPPENHEIMER TRANSITION 2020 FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive earnings on cash balances maintained by the Fund, at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent
F16 | OPPENHEIMER TRANSITION 2020 FUND

on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended February 28, 2009		Year Ended February 29, 2008
	Shares	Amount	Shares	Amount

Class A
Sold	2,274,077	$17,838,937	861,139	$9,206,136
Dividends and/or distributions reinvested	23,819	140,769	16,276	172,359
Redeemed	(463,789)	(3,431,629)	(157,709)	(1,711,380)

Net increase	1,834,107	$14,548,077	719,706	$7,667,115

Class B
Sold	294,265	$2,387,992	311,195	$3,284,603
Dividends and/or distributions reinvested	2,409	14,138	4,735	49,955
Redeemed	(105,875)	(801,236)	(37,035)	(381,973)

Net increase	190,799	$1,600,894	278,895	$2,952,585

Class C
Sold	1,084,824	$8,576,035	304,997	$3,245,582
Dividends and/or distributions reinvested	5,225	30,674	4,642	48,930
Redeemed	(220,219)	(1,552,258)	(17,097)	(172,298)

Net increase	869,830	$7,054,451	292,542	$3,122,214

Class N
Sold	1,585,234	$12,552,479	317,563	$3,315,631
Dividends and/or distributions reinvested	10,984	64,592	3,206	33,953
Redeemed	(604,260)	(3,927,541)	(48,796)	(510,396)

Net increase	991,958	$8,689,530	271,973	$2,839,188

Class Y
Sold	32,614	$281,228	21,907	$234,907
Dividends and/or distributions reinvested	336	1,999	337	3,579
Redeemed	(23,511)	(183,784)	(6,413)	(69,884)

Net increase	9,439	$99,443	15,831	$168,602

F17 | OPPENHEIMER TRANSITION 2020 FUND

NOTES TO FINANCIAL STATEMENTS Continued
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended February 28, 2009, were as follows:

	Purchases	Sales

Investment securities	$37,266,735	$4,377,885
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from investments in the Underlying Funds and the Fund’s investment in IMMF. The weighted indirect management fees collected from the Underlying Funds and the Fund’s investment in IMMF, as a percent of average daily net assets of the Fund for the year ended February 28, 2009 was 0.57%.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended February 28, 2009, the Fund paid $63,961 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales
F18 | OPPENHEIMER TRANSITION 2020 FUND

charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2008 for Class B, Class C and Class N shares were $90,598, $81,376 and $100,107, respectively. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
		Contingent	Contingent	Contingent	Contingent
	Class A	Deferred Sales	Deferred Sales	Deferred Sales	Deferred Sales
	Front-End Sales	Charges	Charges	Charges	Charges
	Charges Retained	Retained by	Retained by	Retained by	Retained by
Year Ended	by Distributor	Distributor	Distributor	Distributor	Distributor

February 28, 2009	$101,568	$44	$16,640	$642	$590
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to a total expense limitation on the aggregate amount of combined direct (fund-of-funds level) and indirect expense so that as a percentage of average daily net assets they will not exceed the following annual rates: 1.50%, 2.25%, 2.25%, 1.75% and 1.25%, for Class A, Class B, Class C, Class N and Class Y, respectively. During the year ended February 28, 2009, the Manager reimbursed the Fund $15 for Class C shares. The Manager may modify or terminate this undertaking at any time without notice to shareholders.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended February 28, 2009, OFS waived $141, $371 and $224 for Class B, Class C and Class N shares, respectively. This undertaking may be amended or withdrawn at any time.
     Prior to August 1, 2008, the Manager waived fees and/or reimbursed Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended February 28, 2009, the Manager waived $52 for IMMF management fees.
     The Distributor reimbursed Fund expenses in an amount equal to the distribution and service plan fees incurred through the Fund’s investment in the Class A shares of Oppenheimer Quest International Value Fund, Inc. which, for the year ended February 28, 2009, was $875.
F19 | OPPENHEIMER TRANSITION 2020 FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Transition 2020 Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Transition 2020 Fund, including the statement of investments, as of February 28, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from December 15, 2006 (commencement of operations) to February 28, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2009, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Transition 2020 Fund as of February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from December 15, 2006 (commencement of operations) to February 28, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
April 15, 2009
F20 | OPPENHEIMER TRANSITION 2020 FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2009, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2008. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Capital gain distributions of $0.0314 per share were paid to Class A, Class B, Class C, Class N and Class Y shareholders, respectively, on December 31, 2008. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).
     Dividends, if any, paid by the Fund during the fiscal year ended February 28, 2009 which are not designated as capital gain distributions should be multiplied by 100% to arrive at the amount eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended February 28, 2009 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $336,254 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2009, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended February 28, 2009, $206 or 0.16% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
21 | OPPENHEIMER TRANSITION 2020 FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund and each underlying fund have adopted Portfolio Proxy Voting Policies and Procedures under which the Fund and each underlying fund votes proxies relating to securities (“portfolio proxies”) held. A description of the Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund and each underlying fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus, annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus, reports and privacy policy within 30 days of receiving your request to stop householding.
22 | OPPENHEIMER TRANSITION 2020 FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2006) Age: 65	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 64 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee (since 2007) Age: 68	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (since January 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 64 portfolios in the OppenheimerFunds complex.

Matthew P. Fink, Trustee (since 2006) Age: 68	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 54 portfolios in the OppenheimerFunds complex.
23 | OPPENHEIMER TRANSITION 2020 FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Phillip A. Griffiths, Trustee (since 2006) Age: 70	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 54 portfolios in the OppenheimerFunds complex.

Mary F. Miller, Trustee (since 2006) Age: 66	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 54 portfolios in the OppenheimerFunds complex.

Joel W. Motley, Trustee (since 2006) Age: 56	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 54 portfolios in the OppenheimerFunds complex.

Russell S. Reynolds, Jr., Trustee (since 2006) Age: 77	Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corporate governance consulting and executive recruiting) (since 1993); Retired CEO of Russell Reynolds Associates (executive recruiting) (October 1969-March 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 54 portfolios in the OppenheimerFunds complex.

Mary Ann Tynan, Trustee (since 2008) Age: 63	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospital (non- profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non- profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976 to 2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 54 portfolios in the OppenheimerFunds complex.

Joseph M. Wikler, Trustee (since 2006) Age: 67	Director of C-TASC (bio-statistics services (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Director of Lakes Environmental Association (environmental protection organiza- tion) (1996-2008); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 54 portfolios in the OppenheimerFunds complex.
24 | OPPENHEIMER TRANSITION 2020 FUND

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Peter I. Wold, Trustee (since 2006) Age: 61	Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 54 portfolios in the OppenheimerFunds complex.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, President and Principal Executive Officer and Trustee (since 2006) Age: 59	Chairman and Director of the Manager (since June 2001); Chief Executive Officer of the Manager (June 2001-December 2008); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation and Trinity Investment Management Corporation (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 102 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Webman, Wolfgruber and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Dr. Jerry A. Webman, Vice President and Portfolio Manager (since 2006) Age: 59	Chief Economist (since May 2006), Senior Investment Officer (since 1999) and Senior Vice President (since February 1996) of the Manager; Director of the Manager’s Fixed Income Investments (1999-January 2009); Senior Vice President of HarbourView Asset Management Corporation (since May 1999). A portfolio manager and officer of 11 portfolios in the OppenheimerFunds complex.
25 | OPPENHEIMER TRANSITION 2020 FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Kurt Wolfgruber, Vice President and Portfolio Manager (since 2006) Age: 58	President (since March 2007) and Chief Investment Officer and Director (since July 2003) of the Manager; Executive Vice President of the Manager (March 2003-March 2007); Director of HarbourView Asset Management Corporation and of OFI Institutional Asset Management, Inc. (since June 2003). A portfolio manager and officer of 11 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2006) Age: 58	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 102 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2006) Age: 49	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008), Centennial Asset Management Corporation (March 1999- October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Secretary (since 2006) Age: 60	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985- December 2003). An officer of 102 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
26 | OPPENHEIMER TRANSITION 2020 FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3.  Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4.  Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $17,000 in fiscal 2009 and $17,000 in fiscal 2008.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $255,000 in fiscal 2009 and $256,236 in fiscal 2008 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews and professional services related to FAS 123R.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.
(2) 100%
(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $255,000 in fiscal 2009 and $256,236 in fiscal 2008 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5.  Audit Committee of Listed Registrants
Not applicable.
Item 6.  Schedule of Investments.
a) Not applicable.
b) Not applicable.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10.  Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11.  Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 02/28/2009, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12.  Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Transition 2020 Fund

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer

Date: 04/13/2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer

Date:	04/13/2009

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 04/13/2009